                                                                   EXHIBIT 10.41

                               SECURITY AGREEMENT


     THIS AGREEMENT made and entered into this 19th day of December, 1996, by and between Caraco Pharmaceutical Laboratories, Ltd., the address of which is 1150 Elijah McCoy Drive, Detroit, Michigan 48202 ("Debtor"), and Rosemary Joliat Living Trust u/a/d 4/12/88, the address of which 1411 North Woodward, Suite 300, Birmingham, Michigan 48009 ("Secured Party").

                            R  E  C  I  T  A  L  S:

     In consideration of the mutual covenants and agreements of the parties hereinafter set forth and good and valuable consideration paid and/or extended by Secured Party to Debtor, the receipt and sufficiency of which is hereby acknowledged by Debtor, the parties hereto agree as follows:

     1. CREATION OF SECURITY INTEREST. To secure the payment of the sums or performance of the obligations referred to as the "Indebtedness" in Paragraph 2 of this Agreement, Debtor does hereby create in favor of Secured Party, its successors and assigns, a continuing security interest and lien in all of Debtor's right, title and interest in and to the following, wherever located, (from time to time referred to as the "Collateral") which as used herein shall have those definitions set forth below:

          A. ACCOUNTS. All present and future Accounts, Documents, Chattel Paper, Instruments, Contracts Rights, General Intangibles (as defined below) and chooses in action, including, any right to any refund of taxes heretofore or hereafter paid to any governmental authority including, without limitation, all new drug applications to, and approvals of such applications from, the United States Food and Drug Administration and other regulatory agencies;

          B. EQUIPMENT. All present or future Equipment and fixtures, including all machinery, computer equipment, furniture and furnishings owned by Debtor, and including all accessions, accessories, tools and dies, parts attached thereto or used or intended to be used in connection therewith and all books, records, instruments and documents relating thereto or useful in maintaining or realizing upon the Equipmnent, and all substitutions of, improvements to and replacements of as well as all additions to all of the foregoing, whether now owned or hereafter acquired by Debtor;

          C. INVENTORY. All Inventory and Goods, now or hereafter acquired including, but not limited to, raw materials, scrap, work-in-process, finished Goods, tangible property, stock-in-trade, wares and merchandise used in, held for sale or sold in the ordinary course of business, including Goods for sale, lease or other disposition which give rise to any Accounts, and including all Goods which have been returned to, repossessed or stopped in transit by the party granting a security interest to Secured Party therein, and all accessions, parts attached thereto or used or intended to be used in connection therewith, and all books, records, instruments and documents relating thereto or useful in maintaining or realizing upon the Inventory;

          D. PROCEEDS. Proceeds, and proceeds of hazard insurance and eminent domain or condemnation awards of all of the foregoing described assets and/or properties or interests therein, including all products of, and accessions to, such assets or properties or interests therein. In addition thereto, any and all deposits or other sums at any time credited by or due from Secured Party to Debtor and any and all Instruments, Documents, policies and certificates of insurance, securities, Goods, Accounts Receivable, choses in action, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral or Proceeds thereof hereunder) owned by Debtor or in which Debtor has an interest, which are now or at any time hereafter in possession or control of Secured Party or in transit by mail or carrier to or from Secured Party or in possession of any third party acting on Secured Party's behalf, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent or otherwise, or whether Secured Party has conditionally released the same;

          E. ACCOUNTS, CHATTEL PAPER, CONTRACTS, CONTRACT RIGHTS, DOCUMENTS, GENERAL INTANGIBLES, GOODS, INSTRUMENTS AND INVENTORY. The foregoing terms shall have meanings ascribed to them in the Uniform Commercial Code as adopted by the State of Michigan, as supplemented by the definitions set forth above;

whether now owned or hereafter acquired by Debtor, and all books, records, instruments and documents relating thereto or useful in maintaining or realizing upon the Collateral. Enumeratoin of specific items within general types of Collateral is for the purpose of convenient reference and illustration and shall not limit the scope of the security interest created under this Security Agreement.

     2. INDEBTEDNESS. Debtor shall pay to Secured Party when due all amounts evidenced by tha Promissory Note in the principal amount of Sixty Five Thousand and no/100 ($65,000) Dollars, with interest as therein provided, executed and delivered by Debtor to Secured Party on even date herewith (the "Note"), as the same may be modified, renewed, extended, amended or replaced from time to time, and shall pay all amounts and perform all obligations required under or pursuant to this Agreement and all other documents and/or agreements delivered to Secured Party in connection with the Note (the "Loan Documents"), such obligations of payment and performance being hereinafter collectively referred to as the "Indebtedness".

     3. ACCELERATION CLAUSE. Upon default in the payment or performance of any portion of the Indebtedness of Debtor, as provided in the Note and the Loan Documents, or upon the occurrence of any other default hereunder, all or any portion of the Indebtedness of Debtor, whether due or not, shall at Secured Party's option become immediately due and payable without notice or demand.

     4. USE OF COLLATERAL. The Equipment and Inventory shall be used exclusively in connection with the conduct of Debtor's present business, unless Secured Party gives its written consent to another use. Secured Party shall have the right to inspect the Collateral at any time, to inspect Debtor's books and records with respect thereto and to make inquiry of account and contract debtors in connection therewith.

     5. REMOVAL. The Equipment and Inventory shall be kept at Debtor's business premises, and shall not be removed therefrom without the written consent of Secured Party. Removal of any of the Collateral by Debtor, or its agents, servants or employees, shall be deemed a willful taking, an unlawful conversion and a default under this Agreement. Use of the Collateral and sale of the Inventory in the regular and ordinary course of Debtor's business shall not constitute a prohibited removal of the Collateral for the purpose of this Agreement.

     6. REPAIRS AND TAXES. Debtor shall at its own expense, from time to time, replace and repair all parts of the Collateral as may be broken, worn, damaged or otherwise in need of repair, and shall keep the Collateral in every respect in good working order and repair. Debtor shall pay all taxes charged against, assessed or imposed upon any of the Collateral.

     7. INSURANCE. Debtor shall keep the Collateral insured against loss and damage by casualty, theft and such other perils.

     8. DEBTOR'S WARRANTIES AND REPRESENTATIONS. Debtor warrants and represents that:

        A. The Collateral is or will be owned by Debtor and except with respect to (i) the collateral securing the loan between Debtor and the Economic Development Corporation of the City of Detroit entered into in August 1990, and (ii) the collateral referenced in that certain Security Agreement between Debtor and Jay F. Joliat, as Trustee of the Jay F. Joliat Qualified Terminable Interest Marital Trust, u/a/d 4/8/82, that certain Security Agreement between Debtor and David A. Hagelstein, as Trustee of the TTEE David Hagelstein Trust, u/a/d 10/27/93, and that certain Security Agreememt between Debtor and John R. Morris, the Collateral is not subject to any security interests, liens or encumbrances, except as created by this Agreement, and Debtor will defend the Collateral against the claims and demands of all persons;

       B. Debtor will execute, and will pay all costs of filing of, any financing, continuation or termination statement with respect to the security interest created by this Agreement;

    9. DEFAULT. The following shall constitute defaults (each a "Default") under this Agreement:

       A. The occurrence of any misrepresentation, omission or misstatement in connection with or noncompliance or nonperformance of any of Debtor's obligations, agreements, representations or warranties under this Agreement (including the occurrence of any other default identified under this Agreement or the Loan Documents) which is not cured within 15 days after notice thereof;

       B. Any default in the payment of any portion of the Indebtedness when due in accordance with the terms of the Note, this Agreement or the Loan Documents;

       C. Debtor's voluntarily application for the appointment of a custodian, trustee or receiver to take custody or dispose of any substantial portion of its assets; or the appointment by a court of competent jurisdiction of a custodian, trustee or receiver to take custody or dispose of any substantial portion of the assets of Debtor pursuant to any involuntary proceeding and either (i) Debtor shall indicate approval of, consent to, or acquiescence to such appointment, or (ii) such custodian, trustee, or receiver shall not be discharged within thirty (30) days; or Debtor shall voluntarily seek protection from creditors under any applicable state or federal bankruptcy, liquidation or dissolution, insolvency, or debt reorganization laws; or any of Debtor's creditors shall institute any proceeding against Borrower under any applicable state or federal bankruptcy, liquidation or dissolution, insolvency, or debt reorganization laws, and the same shall not be dismissed or discharged within thirty (30) days.

         D. The liquidation, dissolution, or other discontinuance of Debtor's corporate existence.

     10. REMEDIES.   In the event of the occurrence of any default, Secured
Party may exercise its rights under law, including by way of enforcement under the Uniform Commercial Code in effect in the State of Michigan at the date of this Agreement. Secured Party may enter Debtor's premises without legal process and remove the Collateral or require the Debtor to assemble the Collateral and make it available to Secured Party at a place within the State of Michigan designated by Secured Party. If it so elects, Secured Party may and is hereby empowered, without legal process, to enter any premises where the Collateral may be kept and take exclusive possession of it on those premises with or without a custodian. Secured Party may thereafter sell the Collateral at one or more public or private sales, on or away from Debtor's business premises. Unless the Collateral is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party shall give Debtor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice is mailed to Debtor, postage prepaid, by first class certified mail, return receipt requested, at least five (5) days prior to the date of the proposed sale or disposition. At any such sale, Secured Party may in its absolute discretion sell and dispose of all the right, title, and interest of Debtor in and to any of the Collateral. Any such sale may be for cash or for credit, and Secured Party may be the purchaser. Out of the monies arising from the sale and/or collection of the Collateral, Secured Party shall retain any and all sums then owing to Secured Party, including all additional advances and debts, and all costs, fees, charges and expenses in connection therewith, with interest, including reasonably attorneys fees, disbursements as herein defined, premiums on bonds, custodian's fees, fees of public officers, auctioneer's fees, plus advertising and labor, disbursements for use and occupancy of premises and any and all other disbursements made by Secured Party in connection with the taking, maintaining, storage and disposing of the Collateral, tendering the excess (if any) to Debtor or its successors or assigns. If for any reason the Collateral shall fail to satisfy all of the foregoing items, Debtor shall pay to Secured Party the resulting deficiency upon demand.

     11. SEVERABILITY.   If any provision of this Agreement shall for any reason
be held to be invalid or unenforceable, that invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if the invalid or unenforceable provision had never been contained herein.

     12. NOTICES. All notices to the parties under this Agreement shall be sufficient if mailed by certified mail, return receipt requested with sufficient prepaid postage, to the parties at their addresses appearing at the beginning of this Agreement, or at such other address as they shall designate in writing as provided by this paragraph. Notice so directed and posted shall be effective upon receipt or upon first attempted delivery or upon posting if proof of posting is obtained (without regard to who receives or signs for such notice and without regard to whether or not such notice is actually delivered).

     13. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Michigan.

     14. CAPTIONS. Captions to paragraphs contained in this Agreement, are for convenience only and are entirely without substantive effect.

     15. SUCCESSORS. This Agreement shall be binding upon, and the benefits hereof shall inure to, the parties hereto and their respective successors and assigns.

     THIS AGREEMENT was executed as of the date and year first above written.

                                    DEBTOR:

                                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                                    a Michigan corporation


                                    By:/s/William R. Hurd
                                       -----------------------
                                       William R. Hurd
                                       Its: President


                                    SECURED PARTY:

                                    ROSEMARY JOLIAT LIVING TRUST, U/A/D 4/12/88


                                    By: /s/Jay F. Joliat P.O.A. DTD 7/1/89
                                       -------------------------------------
                                        Rosemary Joliat, as Trustee